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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  March 6, 2001


                                 KAISER VENTURES INC.
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             (Exact name of registrant as specified in its charter)


                                 DELAWARE
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         (State or other jurisdiction of incorporation or organization)


              0-18858                                  94-0594733
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     (Commission file number)             (I.R.S. Employer Identification No.)


                      3633 E. Inland Empire Boulevard, Suite 850
                                  Ontario, CA  91764
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number,
including area code                 (909) 483-8500
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             (Former name, former address and former fiscal year,
                         if changed since last report)
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                                   FORM 8-K

                                 Current Report


Item 2.  Acquisition or Disposition of Assets

       As described in the attached press release, on March 6, 2001, Kaiser Ventures Inc. (the "Company") sold all of its ownership interest in Fontana Union Water Company, a mutual water company, to Cucamonga County Water District ("District") for $87.5 million (the "Fontana Union Stock Sale"). The Fontana Union Stock Sale was made pursuant to the terms of that certain Stock Purchase Agreement and Joint Escrow Instructions between the Company and Cucamonga dated November 14, 2000. In addition, the Company received payments under its lease with Cucamonga totaling approximately $2.5 million. With the closing of the Fontana Union Stock Sale, the lease with Cucamonga was effectively terminated and the outstanding rate dispute litigation between the District and the Company was resolved.

     The Company solicited and obtained stockholder approval for the Fontana Union Stock pursuant to the Company's Consent Solicitation Statement dated January 5, 2001. Additional details about the Fontana Union Stock Sale may be found in the Consent Solicitation Statement. The Consent Solicitation Statement is on file with the Securities and Exchange Commission ("SEC") and may be accessed at the SEC's website at http:\\www.sec.gov. In addition, a copy of the Consent Solicitation Statement may be obtained from the Company by written request to the Company.


Item 7.  Financial Statements and Exhibits

         Exhibit 10 Stock Purchase Agreement and Joint Escrow Instructions between Kaiser Ventures Inc. and Cucamonga County Water District, dated November 14, 2000, incorporated by reference from Exhibit 10.7 of the Company's 10-Q Report for the quarter ended September 30, 2000.

         Exhibit 99.1 Press Release of Kaiser Ventures Inc. issued March 7, 2001, regarding Sale of Water Company Stock for $87.5 million

     Statements made in this 8-K Report, other reports filed with the Securities and Exchange Commission, articles and in other written and verbal communications involving the Company and/or its assets that state the Company's or management's beliefs or expectations and which are not historical facts or which apply prospectively are forward-looking statements. It is important to understand that the Company's actual results could differ materially from those contained or implied by such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission, including, but not limited to, the Company's 10-K Report and subsequent 10-Q reports. Copies of those filings are available from the Company and the Securities and Exchange Commission.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Kaiser Ventures Inc.



Date:  March 20, 2001                /s/ Terry L. Cook
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                                     Terry L. Cook
                                     Executive Vice President & General Counsel

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